                                                                    EXHIBIT 99.1

                       TERM SHEET DATED AUGUST 11, 1999

                          $500,000,000 (Approximate)

                       GREEN TREE FINANCIAL CORPORATION

                        [LOGO OF GREEN TREE FINANCIAL]

               Certificates for Home Equity Loans, Series 1999-D


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


                        Green Tree Financial Corporation
                Certificates for Home Equity Loans, Series 1999-D
                           $500,000,000 (Approximate)

                               Subject to Revision

Seller/Servicer               Green Tree Financial Corporation ("Green Tree")

Trustee                       U.S. Bank Trust National Association

Underwriter                   J.P. Morgan Securities Inc. (Lead), Chase
                              Securities Inc. (Co) and Merrill Lynch & Co. (Co)

                                           Ratings
                     Amount              (S&P/Fitch)       WAL at 125% Prepayment Model(1)     Exp. Final Maturity
                  ------------           -----------       -------------------------------     -------------------
To Call
A-1               $160,000,000            AAA / AAA                      0.90                         04/01
A-2               $90,000,000             AAA / AAA                      2.11                         04/02
A-3               $56,000,000             AAA / AAA                      3.12                         04/03
A-4               $32,000,000             AAA / AAA                      4.09                         04/04
A-5               $36,000,000             AAA / AAA                      5.67                         07/06
A-6 NAS           $35,000,000             AAA / AAA                      4.91                         05/06
A-7 IO(2)         $50,000,000             AAA / AAA                      1.64                         04/01
M-1               $28,000,000              AA / AA                       7.57                         06/07
M-2               $28,000,000               A / A                        7.80                         06/07
B-1               $16,250,000             BBB / BBB                      3.92                         09/04
B-2               $18,750,000            BBB- / BBB+                     6.89                         06/07
To Maturity
M-1               $28,000,000              AA / AA                       7.87                         09/08
M-2               $28,000,000               A / A                       11.89                         07/29
B-2               $18,750,000            BBB- / BBB+                     8.10                         07/29
Balance           $500,000,000


(1) The Certificates will be priced using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Loans in the first month of the life of the Loans and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the assumed conditional prepayment rate is 20%.

(2) Interest will be based on a notional principal amount which will equal $50,000,000 (or the Class A Principal Balance for such Payment Date, if less) for the first 20 Payment Dates, and will thereafter equal zero. The Class A-7 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


Cut-off Date                  July 1, 1999 (or the date of origination, if
                              later), in each case for loans other than Subsequent Loans. For each Subsequent Loan, the date of purchase by the trust.

Exp. Pricing                  August 13, 1999

Exp. Settlement/Closing Date  August 26, 1999

Payment Date                  The 15th day of each month (or if such 15th day is
                              not a business day, the next succeeding business
                              day) commencing on September 15, 1999.

ERISA                         Only the Class A Certificates are ERISA eligible.

Tax Status                    The trust will consist of two segregated asset
                              pools with respect to which elections will be made to treat each as a separate "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes.

Optional Redemption           10% cleanup call on the entire pool.

Additional Collateral         The pool consists of fixed-rate closed-end home
                              equity loans (the "Loans").

                              The data set forth below with respect to the pool is based solely on the Loans identified for inclusion in such pool as of the Cut-off Date ("Initial Loans"). Certain additional Loans will be identified for inclusion in the pool prior to the Closing Date ("Additional Loans"). During a limited period following the Closing Date, the trust fund will purchase subsequent Loans ("Subsequent Loans"). It is expected that the Additional Loans and Subsequent Loans will have characteristics which are substantially similar to the Initial Loans.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


CERTIFICATE STRUCTURE
---------------------

Credit Enhancement            Class A: 18.20% subordination (Class M-l, M-2, B-1
                              and B-2) & Residual (Class C)

                              Class M-1: 12.60% subordination (Class M-2, B-1 and B-2) & Residual (Class C)

                              Class M-2: 7.00% subordination (Class B-l and B-2) & Residual (Class C)

                              Class B-1: 3.75% subordination (Class B-2) &
                              Residual (Class C)

                              Class B-2: Limited Guaranty & Residual (Class C)

Distributions                 Distributions on each Payment Date will be made
                              from the "Amount Available" which will generally consist of payments made on or in respect of the Loans, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Loans, and to the Class C
                              Certificateholder.

                              The Amount Available will generally be applied first to the distributions to the Class A Certificateholders, then to the Class M-1 Certificateholders, then to the Class M-2 Certificateholders, then to the Class B-1 Certificateholders, and then to the Class B-2 Certificateholders.

                              Class A Certificates are senior to the Class M and Class B Certificates. Class M Certificates are senior to the Class B Certificates.

Pre-Funding Feature           On the Closing Date, a portion of the proceeds
                              from the sale of the Certificates (the "Pre-Funded
                              Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the trust to purchase Subsequent Loans during the three month period following the Closing Date (the "Pre-Funding Period"). The
                              Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding
                              Period will be paid to the Class A-1
                              Certificateholders.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


Losses on Liquidated
Loans If net liquidation proceeds from liquidated Loans in the respective collection period are less than the scheduled principal balance of such liquidated Loans plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Amount") will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class B-2 Certificateholders, then the Class B-1 Certificateholders, then the Class M-2 Certificateholders and then the Class M-1 Certificateholders.

Interest on the Class A,
M-1, M-2 and B-1
Certificates                  Interest will be distributable first to each Class
                              of Class A Certificates concurrently, then to the Class M-1 Certificates, then to the Class M-2
                              Certificates and then to the Class B-1
                              Certificates.

                              Interest will be paid concurrently on each Class of Class A Certificates at the related Pass-Through Rate on the then outstanding related Class Principal Balance (in the case of Class A Certificates other than the Class A-7 IO Certificates) or based on the Notional Principal Amount (in the case of the Class A-7 IO Certificates). Interest will be calculated on the Class A-7 IO Certificates on the basis of a "Notional Principal Amount" equal to the lesser of
                              (a) the principal balance of the Class A
                              Certificates and (b) $50,000,000 (reference to the Notional Principal Amount is solely for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal). The Class A-7 IO Certificates are entitled to receive interest payments only through the Payment Date in April 2001.

                              Interest will accrue at the applicable
                              Pass-Through Rate for each Class on the
                              outstanding Class A Principal Balance, Class M-1 Adjusted Principal Balance, Class M-2 Adjusted Principal Balance and Class B-1 Adjusted Principal Balance, as applicable, from the Closing Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest on all Certificates will accrue on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


                              The "Class M-1 Adjusted Principal Balance" is the Class M-1 Principal Balance less any Liquidation Loss Amount allocated to the Class M-1 Certificates. The "Class M-1 Principal Balance" is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                              The "Class M-2 Adjusted Principal Balance" is the Class M-2 Principal Balance less any Liquidation Loss Amount allocated to the Class M-2 Certificates. The "Class M-2 Principal Balance" is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                              The "Class B-1 Adjusted Principal Balance" is the Class B-1 Principal Balance less any Liquidation Loss Amount allocated to the Class B-1 Certificates. The "Class B-1 Principal Balance" is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

Principal on the Class A,
M-1, M-2 and B-1
Certificates                  After the payment of all interest distributable to
                              Class A, Class M-1, Class M-2 and Class B-1
                              Certificateholders, principal will be distributed in the following manner.

Class A Principal             The Senior Percentage of the Formula Principal
                              Distribution Amount will be distributed, to the extent of the Amount Available, as follows: (i) that portion, if any, of the Senior Percentage of the Formula Principal Distribution Amount equal to the Class A-6 Lockout Pro Rata Distribution Amount will be distributed to the Class A-6
                              Certificateholders; and (ii) the remainder of the Senior Percentage of the Formula Principal
                              Distribution Amount will be distributed in the following order: first to the Class A-1
                              Certificateholders until the Class A-1 Principal
                              Balance has been reduced to zero, then to the Class A-2 Certificateholders until the Class A-2
                              Principal Balance has been reduced to zero, then to the Class A-3 Certificateholders until the Class A-3 Principal Balance has been reduced to zero, then to the Class A-4 Certificateholders until the Class A-4 Principal Balance has been reduced to zero, then to the Class A-5
                              Certificateholders until the Class A-5 Principal
                              Balance has been reduced to zero, and then to the Class A-6 Certificateholders until the Class A-6
                              Principal Balance has been reduced to zero.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


                              The "Formula Principal Distribution Amount" for a Payment Date will generally be equal to the sum of
                              (i) all scheduled payments of principal due on each outstanding Loan during the related due period, (ii) the scheduled principal balance of each Loan which, during the related due period, was repurchased by Green Tree, (iii) all partial principal prepayments applied and all principal prepayments in full received during such due period in respect of Loans, (iv) the scheduled principal balance of each Loan that became a liquidated loan during such related due period and
                              (v) any amount described in clauses (i) through
                              (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class B-2 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class B-2 Guaranty Payment and corresponding reduction in the Class B-2 Principal Balance.

                              The "Class A-6 Lockout Pro Rata Distribution
                              Amount," as to any Payment Date, is an amount equal to the lesser of:

                              (a) the product of (l) the Class A-6 Lockout
                              Percentage, and (2) the product of (A) a fraction, the numerator of which is the Class A-6 Principal Balance immediately preceding such Payment Date and the denominator of which is the Class A Principal Balance, and (B) the Senior Percentage of the Formula Principal Distribution Amount for such Payment Date, and

                              (b) the Class A-6 Principal Balance immediately preceding such Payment Date.

                              The "Class A-6 Lockout Percentage" for each
                              Payment Date shall be as follows:

                                                                    Lockout
                              Payment Dates                       Percentages
                              -----------------------------------------------
                              September 1999 - August 2001             0%
                              September 2001 - August 2003            20%
                              September 2003 - August 2004            80%
                              September 2004 - August 2005           100%
                              September 2005 and thereafter          300%

                              The Senior Percentage will equal 100% if any of the following exist:

                              i) the Payment Date is prior to September 2002 (month 37); or

                              ii) each Class B Principal Distribution Test (see below) is not satisfied.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


                              On each Payment Date on which the Class B
                              Principal Distribution Test has been satisfied, the Senior Percentage will equal a fraction, expressed as a percentage, the numerator of which is the sum of the Class A Principal Balance and the Class M Principal Balance for such Payment Date, and the denominator of which is the aggregate scheduled principal balance of the Loans as of the immediately preceding Payment Date.

                              The Class A-7 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

Class M-1 Principal           Class M-1 Certificateholders will not receive
                              principal until the Class A Principal Balance has been reduced to zero. At that time the Class M-1
                              Certificateholders will be entitled to receive the Senior Percentage of the Formula Principal
                              Distribution Amount, until the Class M-1 Principal
                              Balance has been reduced to zero.

Class M-2 Principal           Class M-2 Certificateholders will not receive
                              principal until the Class A and Class M-1
                              Principal Balances have been reduced to zero. At that time Class M-2 Certificateholders will be entitled to receive the Senior Percentage of the Formula Principal Distribution Amount, until the
                              Class M-2 Principal Balance has been reduced to zero.

Class B-1 Principal           The Class B-1 Certificateholders will not receive
                              principal payments unless either (i)(a) the Payment Date occurs in or after September 2002 and
                              (b) each Class B Principal Distribution Test is satisfied or (ii) the Class A Principal Balance and the Class M Principal Balance have each been reduced to zero. At that time, to the extent of the Amount Available remaining after payment of all interest distributable to the Class A, Class
                              M-1, Class M-2 and Class B-1 Certificateholders and all principal distributable to the Class A, Class M-1 and Class M-2 Certificateholders, the
                              Class B-1 Certificateholders will be entitled to receive the Class B Percentage of the Formula
                              Principal Distribution Amount until the Class B-1
                              Principal Balance has been reduced to zero.

                              The Class B Percentage will be equal to 100% minus the Senior Percentage. The Class B Percentage after the Class A and Class M Principal Balances have been reduced to zero will be equal to 100%.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


Class B Principal
Distribution Tests            (i)       the Average Sixty-Day Delinquency Ratio
                                        with respect to the pool as of such
                                        Payment Date must not exceed 20% of the
                                        Senior Subordination Percentage;

                              (ii) the Average Thirty-Day Delinquency Ratio with respect to the pool as of the given Payment Date and the prior two Payment Dates must not exceed 12%;

                              (iii) the Cumulative Realized Losses with respect to the pool as of the given Payment Date must not exceed 7.5%;

                              (iv) the Current Realized Loss Ratio with respect to the pool as of the given Payment Date must not exceed 2.0%; and

                              (v) the Class B Principal Balance divided by the Scheduled Principal Balance of the Loans as of the immediately preceding Payment Date must be equal to or greater than 14.0%. The "Senior Subordination Percentage" for any Payment Date will equal (a) on any Payment Date on which the Class A Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Class M-1 Adjusted Principal Balance, if any, (ii) the Class M-2 Adjusted Principal Balance, if any, (iii) the Class B-1 Adjusted Principal Balance, if any, and
                                        (iv) the Class B-2 Principal Balance, if any, and the denominator of which is the aggregate scheduled principal balance of the Loans, (b) on any Payment Date on which the Class A Principal Balance has been reduced to zero and the Class M-1 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Class M-2 Adjusted Principal Balance, if any, (ii) the Class B-1 Adjusted Principal Balance, if any, and (iii) the Class B-2 Principal Balance, if any, and the denominator of which is the aggregate scheduled principal balance of the Loans, (c) on any Payment Date on which the Class M-1 Principal Balance has been reduced to zero and the Class M-2 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Class B-1 Adjusted Principal Balance, if any, and (ii) the Class B-2 Principal Balance, if any, and the denominator of which is the aggregate scheduled principal balance of the Loans, or (d) on any Payment Date on

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


                                        which the Class M-2 Principal Balance
                                        has been reduced to zero and the Class
                                        B-1 Principal Balance has not been
                                        reduced to zero, a fraction, expressed
                                        as a percentage, the numerator of which
                                        is the Class B-2 Principal Balance, if
                                        any, and the denominator of which is the aggregate scheduled principal balance of the Loans.

Liquidation Loss Interest     Interest on Liquidation Loss Amounts will be
                              distributable first to the Class M-1 Certificates, then to the Class M-2 Certificates and then to the Class B-1 Certificates. Interest on the outstanding Class M-1 Liquidation Loss Amount,
                              Class M-2 Liquidation Loss Amount and Class B-1
                              Liquidation Loss Amount, as applicable, will accrue from the Closing Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date.

Class B-2 Interest            After payment of Class A, Class M-l, Class M-2 and
                              Class B-1 Distribution Amounts, interest will be paid to the Class B-2 Certificates. The Class B-2
                              Limited Guaranty will be available to pay interest to the Class B-2 Certificateholders if the remaining Amount Available is not sufficient.
                              Interest will initially accrue from the Closing
                              Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following
                              Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class B-2
                              Pass-Through Rate, to the extent legally permissible.

Class B-2 Principal           Except as described below, the Class B-2
                              Certificateholders will not receive principal payments until the Class B-1 Principal Balance has been reduced to zero. At that time, if each Class
                              B Principal Distribution Test is satisfied (unless the Class A and Class M Principal Balances have been reduced to zero), to the extent of the amount available after payment of the Class A, the Class
                              M and the Class B-1 Distribution Amounts and any amounts actually paid under the Class B-2 Limited
                              Guaranty, the Class B-2 Certificateholders will receive the Class B Percentage of the Formula
                              Principal Distribution Amount until the Class B-2
                              Principal Balance has been reduced to zero.

                              On each Payment Date, the Class B-2
                              Certificateholders will also be entitled to receive, pursuant to the Class B-2 Limited Guaranty, the Class B-2 Liquidation Loss Principal Amount until the Class B-2 Principal Balance has been reduced to zero.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


Class B-2 Limited
Guaranty The Class B-2 Limited Guaranty will be available to pay the Class B-2 Liquidation Loss Principal Amount and the Class B-2 Distribution Amount. The Class B-2 Limited Guaranty will be an unsecured general obligation of Green Tree.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


                                      LOANS

     The Loans consist of fixed rate closed-end home equity loans. The obligations of the obligor under each Loan are secured by the related real estate.

     The information concerning the Initial Loans presented below is based on a pool originated through June 30, 1999. Green Tree intends to acquire and sell Additional Loans to the Trust by the Closing Date and Subsequent Loans to the Trust thereafter. Although the characteristics of the final pool of Loans will differ from the characteristics of the Initial Loans shown below, Green Tree does not expect that the characteristics of the Additional Loans and Subsequent Loans sold to the Trust will vary materially from those of the Initial Loans herein.

                      THE INITIAL HOME EQUITY CONTRACT POOL
                    INITIAL FIXED RATE HOME EQUITY CONTRACTS

            Number of Contracts in pool:          4,137
            Wgt. Avg. Contract Rate:              11.463%
            Range of Rates:                       6.789% - 19.440%
            Wgt. Avg. Orig. Maturity:             244
            Wgt. Avg. Rem. Maturity:              243
            Avg. Rem Princ. Balance:              $60,430
            Wgt. Avg. CLTV:                       89.45%

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                    INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                            % of                                  % of Fixed
                                                          Contract           Aggregate          Rate Contracts
                                         Number           Pool by            Principal          by Outstanding
                                         of              Number of            Balance              Principal
            State                        Contracts       Contracts          Outstanding             Balance
      ----------------------------------------------------------------------------------------------------------
            Alabama                           144           3.48%              6,310,049.85                 2.52%
            Arizona                            84           2.03%              4,523,198.65                 1.81%
            Arkansas                           37           0.89%              1,819,466.64                 0.73%
            California                        311           7.52%             25,745,334.27                10.30%
            Colorado                           99           2.39%              6,554,876.37                 2.62%
            Connecticut                        40           0.97%              3,203,438.32                 1.28%
            Delaware                           16           0.39%              1,266,150.61                 0.51%
            District of Columbia                3           0.07%                209,483.02                 0.08%
            Florida                           217           5.25%             12,356,882.91                 4.94%
            Georgia                           138           3.34%              8,858,637.75                 3.54%
            Idaho                              18           0.44%              1,109,190.00                 0.44%
            Illinois                          221           5.34%             12,008,988.36                 4.80%
            Indiana                           140           3.38%              6,388,009.33                 2.56%
            Iowa                               73           1.76%              3,809,413.63                 1.52%
            Kansas                             64           1.55%              3,504,084.35                 1.40%
            Kentucky                           79           1.91%              4,303,265.90                 1.72%
            Louisiana                         106           2.56%              5,601,232.10                 2.24%
            Maine                               5           0.12%                261,180.00                 0.10%
            Maryland                           70           1.69%              5,638,866.42                 2.26%
            Massachusetts                      36           0.87%              2,862,452.19                 1.14%
            Michigan                          236           5.70%             15,334,506.46                 6.13%
            Minnesota                          74           1.79%              4,161,709.46                 1.66%
            Mississippi                        58           1.40%              3,118,369.82                 1.25%
            Missouri                          135           3.26%              7,502,450.01                 3.00%
            Montana                             7           0.17%                263,259.71                 0.11%
            Nebraska                           28           0.68%              1,985,228.73                 0.79%
            Nevada                             30           0.73%              1,526,750.93                 0.61%
            New Hampshire                       5           0.12%                195,400.00                 0.08%
            New Jersey                         59           1.43%              4,338,974.83                 1.74%
            New Mexico                         27           0.65%              2,030,131.52                 0.81%
            New York                          136           3.29%             10,902,100.93                 4.36%
            North Carolina                    167           4.04%             10,460,474.83                 4.18%
            North Dakota                        3           0.07%                139,330.64                 0.06%
            Ohio                              291           7.03%             15,956,560.88                 6.38%
            Oklahoma                           30           0.73%              1,449,607.48                 0.58%
            Oregon                             23           0.56%              1,007,487.35                 0.40%
            Pennsylvania                      170           4.11%              9,781,971.52                 3.91%
            Rhode Island                       20           0.48%              1,058,454.26                 0.42%


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


            South Carolina                    129           3.12%              7,756,246.77                 3.10%
            South Dakota                       19           0.46%                882,346.46                 0.35%
            Tennessee                         104           2.51%              6,205,837.85                 2.48%
            Texas                             155           3.75%              7,246,751.55                 2.90%
            Utah                               44           1.06%              2,930,755.04                 1.17%
            Vermont                             1           0.02%                 95,000.00                 0.04%
            Virginia                          124           3.00%              7,847,851.04                 3.14%
            Washington                         79           1.91%              5,071,979.25                 2.03%
            West Virginia                      14           0.34%                788,372.48                 0.32%
            Wisconsin                          55           1.33%              2,948,813.12                 1.18%
            Wyoming                            13           0.31%                678,914.00                 0.27%
                                            -----         ------             --------------               ------
                         Totals(1)          4,137         100.00%            249,999,837.59               100.00%


(1)  Percentages do not add to 100% due to rounding

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


        YEARS OF ORIGINATION OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                         % of Fixed Rate
                            Number of       Aggregate Principal     Contracts by Outstanding
  Year of Origination       Contracts       Balance Outstanding         Principal Balance
----------------------------------------------------------------------------------------------
  1997                            9               608,535.15                  0.24%
  1998                          299            14,516,868.38                  5.81%
  1999                        3,829           234,874,434.06                 93.95%
                              -----           --------------                 -----
          Total               4,137           249,999,837.59                100.00%


                  INITIAL FIXED RATE HOME EQUITY CONTRACT RATES

                                                                            % of Fixed Rate
   Range of Contracts by          Number of      Aggregate Principal   Contracts by Outstanding
       Contract Rates             Contracts      Balance Outstanding       Principal Balance
-----------------------------------------------------------------------------------------------
            Less than 9.00 %          125           13,240,286.34                  5.30%
            9.01 -   10.00 %          374           39,375,103.51                 15.75%
           10.01 -   11.00 %          746           63,610,415.52                 25.44%
           11.01 -   12.00 %          870           61,262,411.51                 24.50%
           12.01 -   13.00 %          685           29,395,337.67                 11.76%
           13.01 -   14.00 %          774           26,760,644.73                 10.70%
           14.01 -   15.00 %          305            9,786,619.25                  3.91%
           15.01 -   16.00 %          114            3,494,681.23                  1.40%
           16.01 -   17.00 %           72            1,607,894.08                  0.64%
      Greater than   17.00 %           72            1,466,443.75                  0.59%
                                    -----          --------------                ------
                   Totals(1)        4,137          249,999,837.59                100.00%

(1)  Percentages do not add to 100% due to rounding

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


        DISTRIBUTION OF ORIGINAL FIXED RATE HOME EQUITY CONTRACT AMOUNTS

                                                                                  % of Fixed Rate
Original Contract Amount            Number of       Aggregate Principal      Contracts by Outstanding
(in Dollars)                        Contracts       Balance Outstanding          Principal Balance
-----------------------------------------------------------------------------------------------------
        $ 0   -   9,999                   9                75,872.92                     0.03%
    $ 10,000  -  19,999                 699            10,363,268.40                     4.15%
    $ 20,000  -  29,999                 624            15,162,723.41                     6.07%
    $ 30,000  -  39,999                 430            14,841,131.63                     5.94%
    $ 40,000  -  49,999                 388            17,386,425.54                     6.95%
    $ 50,000  -  59,999                 347            18,968,423.35                     7.59%
    $ 60,000  -  69,999                 299            19,321,944.66                     7.73%
    $ 70,000  -  79,999                 296            22,088,508.39                     8.84%
    $ 80,000  -  89,999                 199            16,838,006.57                     6.74%
    $ 90,000  -  99,999                 158            14,976,463.48                     5.99%
    $100,000  - 109,999                 131            13,692,948.29                     5.48%
    $110,000  - 119,999                 119            13,583,655.94                     5.43%
    $120,000  - 129,999                  85            10,531,787.39                     4.21%
    $130,000  - 139,999                  78            10,525,384.10                     4.21%
    $140,000  - 149,999                  53             7,600,262.35                     3.04%
    $150,000  - 159,999                  40             6,155,973.51                     2.46%
    $160,000  - 169,999                  34             5,601,755.86                     2.24%
    $170,000  - 179,999                  30             5,244,120.81                     2.10%
    $180,000  - 189,999                  22             4,051,812.13                     1.62%
    $190,000  - 199,999                  17             3,315,507.56                     1.33%
    $200,000  - 249,999                  46            10,154,747.43                     4.06%
    $250,000  - 299,999                  23             6,232,339.83                     2.49%
    $300,000  - 399,999                  10             3,286,774.04                     1.31%
                                      -----           --------------                   ------
              Totals(1)               4,137           249,999,837.59                   100.00%

(1)  Percentages do not add to 100% due to rounding

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


    REMAINING MONTHS TO MATURITY OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                              % of Fixed Rate
                                Number of         Aggregate Principal     Contracts by Outstanding
        Months Remaining        Contracts         Balance Outstanding        Principal Balance
        ------------------------------------------------------------------------------------------
          31 -     60                65                1,437,915.66                0.58%
          61 -     90                52                1,260,653.42                0.50%
          91 -    120               291                8,959,397.03                3.58%
         121 -    150                23                1,086,312.97                0.43%
         151 -    180             1,472               77,714,935.45               31.09%
         181 -    210                 6                  377,740.34                0.15%
         211 -    240             1,393               85,959,946.24               34.38%
         241 -    270                 2                  119,903.46                0.05%
         271 -    300               340               24,432,472.56                9.77%
         301 -    330                 3                  175,310.02                0.07%
         331 -    360               490               48,475,250.44               19.39%
                                  -----              --------------              ------
            Totals(1)             4,137              249,999,837.59              100.00%

(1)  Percentages do not add to 100% due to rounding


            LIEN POSITION OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                        Number of         Aggregate Principal     % of Fixed Rate Contracts by
    Lien                Contracts         Balance Outstanding     Outstanding Principal Balance
-----------------------------------------------------------------------------------------------
First Lien                 2,418             200,226,558.43                 80.09%
Second Lien                1,676              48,913,426.13                 19.57%
Third Lien                    43                 859,853.03                  0.34%
                           -----             --------------                ------
        Totals             4,137             249,999,837.59                100.00%

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


    COMBINED LOAN-TO-VALUE RATIO OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                          % of Fixed Rate
Combined Loan-to-Value        Number of        Aggregate Principal    Contracts by Outstanding
         Ratio                Contracts        Balance Outstanding        Principal Balance
----------------------------------------------------------------------------------------------
    0.01 -   10.00 %                3                 71,000.00                     0.03%
   10.01 -   20.00 %                6                208,392.86                     0.08%
   20.01 -   30.00 %               23                752,746.11                     0.30%
   30.01 -   40.00 %               21                702,816.30                     0.28%
   40.01 -   50.00 %               48              1,672,784.05                     0.67%
   50.01 -   60.00 %               60              2,657,996.36                     1.06%
   60.01 -   70.00 %              131              5,491,442.34                     2.20%
   70.01 -   80.00 %              456             26,927,385.09                    10.77%
   80.01 -   90.00 %            1,173             74,051,784.93                    29.62%
   90.01 -  100.00 %            2,216            137,463,489.55                    54.99%
                                -----            --------------                   ------
              Totals            4,137            249,999,837.59                   100.00%

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.

JP Morgan                [LOGO OF GREEN TREE FINANCIAL]         August 11, 1999


                          CPR PREPAYMENT SENSITIVITIES
                              FOR POOL CERTIFICATES

                   75% of Prepayment      100% of Prepayment     125% of Prepayment     150% of Prepayment     175% of Prepayment
                  Model WAL/Maturity      Model WAL/Maturity     Model WAL/Maturity     Model WAL/Maturity     Model WAL/Maturity
To Call
A-1                1.32       03/02        1.07       08/01       0.90       04/01       0.79       01/01        0.71       11/00
A-2                3.36       12/03        2.59       12/02       2.11       04/02       1.79       11/01        1.56       07/01
A-3                5.34       05/06        3.95       05/04       3.12       04/03       2.58       08/02        2.21       03/02
A-4                7.67       03/08        5.42       01/06       4.09       04/04       3.27       04/03        2.74       08/02
A-5                9.76       10/10        7.52       04/08       5.67       07/06       4.29       04/05        3.37       07/03
A-6 NAS            5.89       07/10        5.37       02/08       4.91       05/06       4.41       04/05        3.87       04/04
A-7 IO             1.64       04/01        1.64       04/01       1.64       04/01       1.64       04/01        1.64       04/01
M-1                12.07      01/12        9.39       04/09       7.57       06/07       6.23       02/06        5.22       02/05
M-2                12.39      01/12        9.64       04/09       7.80       06/07       6.47       02/06        5.47       02/05
B-1                5.76       03/07        4.41       06/05       3.92       09/04       3.76       04/04        3.63       01/04
B-2                10.66      01/12        8.26       04/09       6.89       06/07       5.97       02/06        5.25       02/05
To Maturity
M-1                12.52      11/13        9.80       12/10       7.87       09/08       6.44       02/07        5.35       11/05
M-2                17.00      07/29       14.31       07/29      11.89       07/29       9.92       07/29        8.34       07/29
B-2                11.91      07/29        9.50       07/29       8.10       07/29       7.23       07/29        6.57       07/29

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation for the purchase or sale of any financial instrument, and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.